                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) AUGUST 19, 2004

                            GALAXY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

         COLORADO                        0-32237             98-0347827
(State or other jurisdiction of        (Commission         (IRS Employer
       incorporation)                  File Number)      Identification No.)

              1331 - 17TH STREET, SUITE 730, DENVER, COLORADO 80202
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 293-2300

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 19, 2004, Galaxy Energy Corporation ("Galaxy") entered into a Securities Purchase Agreement with several accredited investors (the "Investors") pursuant to which Galaxy agreed to sell, and the Investors agreed to purchase in the aggregate, up to $20,000,000 principal amount of Senior Secured Convertible Notes and three-year warrants to purchase 5,194,806 shares of common stock at $1.54 per share. The first tranche of the financing for $15,000,000 was completed on August 19, 2004. The second tranche for $5,000,000 is subject to various conditions, including shareholder approval. The notes are secured by a security interest in all of the assets of Galaxy and its subsidiaries. The notes may be converted by the holders into shares of common stock at a price of $1.87 per share.

Galaxy will use the net proceeds from the financing for its coal bed methane development program in the Powder River Basin of Wyoming.

Galaxy has agreed to file a registration statement with the Securities and Exchange Commission in order to register the resale of the shares issuable upon conversion of the notes and the shares issuable upon exercise of the warrants.

This summary description of the financing described by the agreements does not purport to be complete and is qualified in its entirety by reference to the form of the agreements and other documents that are filed as Exhibits hereto.

The press release issued by Galaxy on August 20, 2004 relating to the financing is filed herewith as Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-K NUMBER                                   DOCUMENT
   10.1      Securities Purchase Agreement dated August 19, 2004 between Galaxy Energy Corporation and the Buyers named therein

   10.2      Form of Initial Note

   10.3      Form of Conditional Note

   10.4      Form of Common Stock Purchase Warrant

   10.5      Registration Rights Agreement dated August 19, 2004 between Galaxy Energy Corporation and the
             Buyers named therein

REGULATION
S-K NUMBER                                   DOCUMENT
   10.6      Security Agreement dated August 19, 2004 among Galaxy Energy Corporation, Dolphin Energy
             Corporation, and Pannonian International, Ltd. and Promethean Asset Management L.L.C. a Delaware
             limited liability company, in its capacity as collateral agent for the Lender

   10.7      Guaranty dated August 19, 2004 by Dolphin Energy Corporation and Pannonian International, Ltd. in
             favor of Promethean Asset Management L.L.C. in its own behalf and in its capacity as agent for the benefit of the Buyers

   10.8      Form of Mortgage

   99.1      Press Release issued August 20, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GALAXY ENERGY CORPORATION

August 19, 2004                             By: /s/ Marc E. Bruner
                                                -------------------------------
                                                Marc E. Bruner, President

                                 EXHIBIT INDEX

REGULATION
S-K NUMBER                                   DOCUMENT
   10.1      Securities Purchase Agreement dated August 19, 2004 between Galaxy Energy Corporation and the Buyers named therein

   10.2      Form of Initial Note

   10.3      Form of Conditional Note

   10.4      Form of Common Stock Purchase Warrant

   10.5      Registration Rights Agreement dated August 19, 2004 between Galaxy Energy Corporation and the
             Buyers named therein

   10.6      Security Agreement dated August 19, 2004 among Galaxy Energy Corporation, Dolphin Energy
             Corporation, and Pannonian International, Ltd. and Promethean Asset Management L.L.C. a Delaware
             limited liability company, in its capacity as collateral agent for the Lender

   10.7      Guaranty dated August 19, 2004 by Dolphin Energy Corporation and Pannonian International, Ltd. in
             favor of Promethean Asset Management L.L.C. in its own behalf and in its capacity as agent for the benefit of the Buyers

   10.8      Form of Mortgage

   99.1      Press Release issued August 20, 2004